IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2023
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS

NOTE 29 — IMPAIRMENT OF ASSETS

The Company performs tests for impairment of assets, notably goodwill and other long-lived assets, based on projections of discounted cash flows, which take into account assumptions such as: cost of capital, growth rate and adjustments applied to flows in perpetuity, methodology for working capital determination, investment plans, and long-term economic-financial forecasts. The impairment test of these assets is assessed based on the analysis of facts or circumstances that may indicate the need to perform the impairment test and are performed at least annually, for groups of cash generating units containing goodwill, in December, or whenever changes in events or circumstances indicate that the goodwill and other long-lived assets may be impaired.

To determine the recoverable amount of each cash generating unit, the Company uses the discounted cash flow method, using as basis, financial and economic projections for each one. The projections are prepared by taking into consideration observed changes in the economic scenario in the market where the Company operates, as well as assumptions with respect to future results and the historical profitability of each segment.

The Company maintains its monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity.

29.1 Other assets Impairment test

In 2023, 2022 and 2021, no impairment losses were recognized for other long-lived assets, notably property, plant and equipment.

The post-tax discount rates used for this test are the same as presented in Note 29.2 of the goodwill impairment test.

29.2 Goodwill impairment test

The Company has four operating segments, which represents the lowest level in which goodwill is monitored by the Company. Goodwill balances by business segment are presented in Note 11. In 2023, 2022 and 2021, no impairment losses were recognized for goodwill.

The period for projecting the cash flows for the goodwill impairment test was five years. The assumptions used to determine the value in use based on the discounted cash flow method include analysis prepared in dollars, such as: projected cash flows based on management estimates for future cash flows, exchange rates, discount rates and growth rates. The cash flow projections already reflect a competitive scenario, as well as macroeconomic challenges in some geographies in which the Company operates. The perpetuity was calculated considering stable operating margins, levels of working capital and investments. The perpetuity growth rates considered in the 2023 test were: a) North America: 3% (3% in December 2022); b) Special Steel: 3% (3% in December 2022); c) South America: 3% (3% in December 2022); and d) Brazil: 3% (3% in December 2022).

The post-tax discount rates used were determined taking into consideration market information available on the date of performing the impairment test. The Company adopted distinct rates for each business segment tested with the purpose of reflecting the differences among the markets in which each segment operates, as well as the risks associated to each of them. The post-tax discount rates used were: a) North America:10.25% (9.75% in December 2022); b) Special Steel: 11.00% (10.75% in December 2022); c) South America: 19.00% (18.00% in December 2022); and d) Brazil 11.75%: (11.75% in December 2022). As required by the accounting standard, the Company made a calculation to determine the discount rates, before income tax and social contribution (gross rate of tax effects) and this calculation resulted in the following discount rates for each segment: a) North America 12.99% (12.28% in December 2022); b) Special Steel: 14.04% (13.81% in December 2022); c) South America: 28.44% (26.47% in December 2022); and d) Brazil: 15.06% (15.56% in December 2022).

Discounted cash flows are compared to the book value of each segment and result in the recoverable amount that exceeded book value as shown below: a) North America: R$ 6,432 million (R$ 10,426 million in 2022); b) Special Steel: R$ 2,832 million (R$ 5,299 million in 2022); c) South America: R$ 749 million (R$ 1,074 million in 2022); and d) Brazil: R$ 1,678 million (R$ 3,632 million in 2022).

The Company performed a sensitivity analysis in the assumptions of discount rate and perpetuity growth rate, due to the potential impact in the discounted cash flows.

An increase of 0.5 percentage points in the discount rate of each segment’s cash flow would result in a recoverable amount that exceeded book value as shown below: a) North America: R$ 5,075 million (R$ 8,749 million in 2022); b) Special Steel: R$ 2,067 million (R$ 4,329 million in 2022); c) South America: R$ 657 million (R$ 953 million in 2022); and d) Brazil: R$ 343 million (R$ 2,306 million in 2022).

On the other hand, a decrease of 0.5 percentage points in the perpetuity growth rate of the cash flow of each business segment would result in a recoverable amount that exceeded book value as shown below: a) North America: R$ 5,431 million (R$ 9,161 million in 2022); b) Special Steel: R$ 2,271 million (R$ 4,586 million in 2022); c) South America: R$ 702 million (R$ 1,011 million in 2022); and d) Brazil: R$ 719 million (R$ 2,673 million in 2022).

It is important to note that significant events or changes in the outlook may lead to losses due to goodwill recoverability. A combination of the above-mentioned sensitivities in the cash flow of each segment would result in an impairment value in the Brazil segment of R$ 501 million due to the recoverable amount lower than the book value (recoverable amount exceeded book value by R$ 1,357 million in 2022) and the recoverable amount exceeding the book value in the other segments, as shown below: North America: R$ 4,213 million (R$ 7,116 million in 2022); b) Special Steel: R$ 1,578 million (R$ 3,442 million in 2022) and c) South America: R$ 614 million (R$ 831 million in 2022).

The Company will maintain over the next year its constant monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or activities significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity. Although the projections made by the Company provide a more challenging scenario than that in recent years, the events mentioned above, if manifested in a greater intensity than that anticipated in the assumptions made by management, may lead the Company to revise its projections of value in use and eventually result in impairment losses.